UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Future FinTech Group Inc.
(Exact name of registrant as specified in its charter)

N/A
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Ordinary Stock

(2)	Aggregate number of securities to which transaction applies: 12,139,536

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $13.06

(4)	Proposed maximum aggregate value of transaction: $158,542,340.16

(5)	Total fee paid: $19,738.52

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FUTURE FINTECH GROUP INC.

23F, China Development Bank Tower,

No. 2 Gaoxin 1st Road

Xi’an, Shaanxi, China 710075

SUPPLEMENT DATED JANUARY 24, 2018

TO THE PROXY STATEMENT DATED JANUARY 18, 2018

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 13, 2018

On January 18, 2018, Future FinTech Group Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with a Special Meeting of Shareholders to be held on March 13, 2018. The Company is providing this supplement solely to correct an inadvertent error in the Proxy Statement. Due to a typographical error, the record date given for Proposal 1 in the proxy card attached to the Proxy Statement was incorrectly given as “December 11, 2017.” The correct record date for Proposal 1 in the proxy card is January 22, 2018, as reflected in the corrected proxy card attached hereto. Except as described above, this supplement to the Proxy Statement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FUTURE FINTECH GROUP INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 12, 2018.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6

Proposal	FOR	AGAINST	ABSTAIN
1. To approve the spin-off of the Company's wholly owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) ("SkyPeople BVI") and FullMart Holdings Limited (BVI) ("FullMart"), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of the Company's common stock at the close of business on January 22, 2018, the record date.	☐	☐	☐
2. To approve an amendment to the Second Amended and Restated Articles of Incorporation of Future FinTech which would increase the amount of authorized shares of common stock, par value $0.001 per share, of Future FinTech from 8,333,333 to 60,000,000.	☐	☐	☐
3. To adopt and approve the Future FinTech Group Inc. 2017 Omnibus Equity Plan.	☐	☐	☐
4. To approve the issuance of an aggregate 7,111,599 shares of Future FinTech's common stock, par value $0.001 per share, pursuant to certain Creditor's Rights Transfer Agreements between a wholly owned subsidiary of the Company and sellers of such creditor's rights.	☐	☐	☐
5. To approve the issuance of an aggregate 11,362,159 shares of Future FinTech's common stock, par value $0.001 per share, pursuant to a Share Purchase Agreement between the Company and certain a investor.	☐	☐	☐
6. To approve a proposal to grant discretionary authority to Future FinTech's CEO to adjourn the Special Meeting for the purpose of soliciting additional proxies to approve Proposals 1 through 5.	☐	☐	☐

NOTE: The proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

	YES	NO
Please indicate if you plan to attend this meeting.	☐	☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTROL NUMBER

Signature____________________ **Signature**____________________ **Date**__________**, 2018.**

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held March 13, 2018.

The Proxy Statement and our 2016 Annual Report to Stockholders are available at http://www.cstproxy.com/futurefintech/sm2018

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FUTURE FINTECH GROUP INC.

The undersigned hereby appoints Hongke Xue and Hanjun Zheng, or either of them, as the undersigned's true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Future FinTech Group Inc., to be held at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi'an, Shaanxi, China, on March 13, 2018 at 10:00 A.M., local time and at any adjournments thereof, and to vote all shares that the undersigned is entitled to vote thereat, on all matters coming before said meeting. The undersigned directs that the undersigned's proxy be voted as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6. THE PROXYHOLDERS, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be marked, dated and signed, on the reverse side